EXHIBIT 32

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Aaron Lamkin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of TapSlide, Inc. on Form 10-Q for the period ended April 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of TapSlide, Inc.

Date: June 18, 2009	By:	/s/ Aaron Lamkin
Aaron Lamkin, Chief Executive Officer

        I, Steven M. Grubner, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of TapSlide, Inc. on Form 10-Q for the period ended April 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of TapSlide, Inc.

Date: June 18, 2009	By:	/s/ Steven M. Grubner
Steven M. Grubner, Chief Financial Officer